UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 6, 2020

PURE HARVEST CANNABIS GROUP, INC.

(Name of registrant as specified in its charter)

Colorado	333-212055	71-0952431
State of Incorporation	Commission File Number	IRS Employer Identification No.

2401 E. 2nd Avenue, Suite 600

Denver, CO 80206

Address of principal executive offices

(800) 560-5148

Telephone number, including area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [  ]

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 6, 2020, the Company borrowed $1,500,000 from an unrelated third party. The loan is evidenced by a promissory note which bears interest at 8% per year.

The note was due and payable as follows:

●	$500,000, together with all accrued and unpaid interest, on April 13, 2020
●	$1,000,000, together with all accrued and unpaid interest, on May 6, 2020

Accrued interest will be paid in shares of the Company’s common stock based upon a 25% discount to the ten day average closing price of the Company’s common stock immediately prior to May 6, 2020. Accrued interest will include 150,000 additional shares of the Company’s common stock and warrants to purchase 150,000 shares of the Company’s common stock. The warrants are exercisable at any time on or before January 1, 2025 at a price of $2.00 per share. A late payment penalty of $10,000 per day will be due if the initial $500,000 is not paid by April 13, 2020.

The first payment of $500,000 was made on a timely basis.

On April 20, 2020, the holder of the Note agreed to extend the due date for the $1,000,000 payment from May 6, 2020 to June 15, 2020. In consideration for extending the repayment date for the second amount to June 15, 2020, the Company issued to the note holder 200,000 shares of its common stock, and warrants to purchase 200,000 shares of the Company’s common stock. The warrants are exercisable at a price of $2.00 per share and expire January 1, 2025. A late payment penalty of $5,000 per day will be due if the $1,000,000 is not paid by June 15, 2020.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the issuance of the shares and warrants referenced in Item 2.03 of this report the Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933. The shares and warrants were issued to a sophisticated investor who was provided full information regarding the Company’s business and operations. There was no general solicitation in connection with the issuance of the shares and warrants. No commission was paid to any person in connection with issuance of the shares and warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 23, 2020

PURE HARVEST CANNABIS GROUP, INC.

By:	/s/ Matthew Gregarek
Matthew Gregarek
Chief Executive Officer